Exhibit 10.1

LOAN EXTENSION AGREEMENT

This Loan Extension Agreement is dated as of this 28th day of December, 2005, by and between Wachovia  Bank, National Association, a national banking association with a place of business at One Boston Place, Boston, Massachusetts (the “Lender”), ALLTX, LLC, a Delaware limited liability company with an office at One Boston Place, Boston, Massachusetts  02108 (the “Borrower”), in consideration of the mutual covenants contained herein and the benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, the Lender and the Borrower have entered into a certain loan arrangement (the “Loan Arrangement”), which Loan Arrangement is evidenced by, among other documents and instruments, a certain Loan Agreement dated as of September 15, 2005 (the “Loan Agreement”; capitalized terms used herein shall have the meanings given in the Loan Agreement) and that certain Promissory Note dated as of September 15, 2005 made by the Borrower payable to the Lender in the original principal amount of $5,556,347.50 (the “Note”); and

WHEREAS, the Borrower has requested that the Lender extend the maturity date of the Note as set forth herein and the Lender has agreed to do so upon the terms and conditions set forth herein.

NOW, THEREFORE, it is agreed by and between the Lender and the Borrower as follows:

1.             The Lender and the Borrower hereby agree that the maturity date of the Note is extended until July 3, 2006.  Until the Maturity Date, the Borrower shall continue to pay, as and when due, all principal and accrued and unpaid interest required pursuant to the terms of the Loan Agreement and the Note.

2.             The Borrower acknowledges and agrees that, as of the date herein, the outstanding principal balance due under the Note is $5,556,347.50.

3.             Upon the execution hereof, the Borrower shall provide the Lender with written evidence that the maturity dates of the BCP Loan and the REIT Line have been extended for a term ending no earlier than January 1, 2007.

4.             Upon the execution hereof, the Borrower shall pay to the Lender an extension fee of $23,280.00, in addition to all fees and expenses incurred by the Lender in connection with the Loan Arrangement.

5.             Provided no Default or Event of Default shall then be in existence, the Lender shall extend the Maturity Date for an additional period through January 1, 2007, upon the satisfaction of the following conditions:

5.1           Payment by the Borrower of an extension fee equal to 42 basis points of the outstanding balance of the Note as of July 3, 2006; and

5.2           The Borrower provides written notice to the Lender of its request for an extension of the Maturity Date no later than June 3, 2006.

6.             The Borrower acknowledges and agrees that any and all collateral granted by the Borrower or any other party to secure the obligations of the Borrower under the Note and the Loan Agreement shall remain in full force and effect and shall continue to secure the obligations of the Borrower to the Lender.

7.             It is intended that this Extension Agreement take effect as an instrument under the seal of the laws of the Commonwealth of Massachusetts.  This Extension Agreement constitutes the entire agreement of the parties with respect to the matters set forth herein and shall not be modified by any prior oral or written discussions.

ALLTX, LLC, a Delaware limited liability company

By:	Boston Capital Real Estate Investment Trust, Inc., a
Maryland corporation, its sole member

	By:	/s/ Jeffrey H. Goldstein
	Name:	Jeffrey H. Goldstein
	Title:	President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Peter D. Leahy
Peter D. Leahy
Senior Vice President

ACKNOWLEDGED, CONSENTED TO AND AGREED:

BCP FUNDING, LLC, a Delaware limited liability company

By:	Boston Capital Companion Limited Partnership,
a Delaware limited partnership, its sole member

	By:	Boston Capital Partners II Corporation, a Delaware corporation, its sole general partner

		By:	/s/ Jeffrey H. Goldstein
		Name:	Jeffrey H. Goldstein
		Title	Senior Vice President and Treasurer

ALLTX GP, LLC, a Delaware limited
liability company

		By:	Boston Capital Real Estate
Investment Trust, Inc., a
Maryland corporation

		By:	/s/ Jeffrey H. Goldstein
		Name:	Jeffrey H. Goldstein
		Title:	President